SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                       January 14, 2005 (January 7, 2005)


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)            (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                           94710
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02   Unregistered Sales of Equity Securities

On January 7, 2005, we closed an offering of convertible notes ("Notes") in the aggregate principal amount of $1,552,500. The Notes mature in twelve months and accrue interest at a rate of 9% per annum. The principal amount of the Notes and accrued interest thereon are convertible into shares of our common stock at any time prior to the due date of the notes, at a conversion price of $0.73 per share. In connection with the issuance of the Notes, we also issued three-year warrants to purchase an aggregate of 2,126,712 shares of our common stock at an exercise price of $1.50 per share.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRINITY LEARNING CORPORATION



Date: January 14, 2004                     By: /s/ Edward P. Mooney
                                               -------------------------------
                                                   Edward P. Mooney, President




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